Exhibit 10.19

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Delivery Service Agreement

Party A: Shanghai Sankuaizhisong Technology Co., Ltd.

Party B:

Party A and Party B, following the principle of mutual benefit and through friendly negotiation, reach an agreement in accordance with the Contract Law of the People’s Republic of China on matters related to the delivery services to be provided by Party B as follows.

Article 1    Contact Information and Settlement Information of both Parties

1.1    The contact information, functions and powers of both Parties are as follows:

1.1.1    Contact information of Party A:

Tel: [***]

E-mail: [***]

1.1.2    Contact information of Party B:

Contact Person and Safety Director:

Tel:

E-mail:

Address:

1.1.3    Functions and Powers

1.1.3.1    The functions and contact person(s) of relevant department of Party A shall be subject to that announced in the system.

1.1.3.2    Party B confirms that the above Contract information is true and effective, and can serves as an effective way of contact between both Parties during the period of cooperation. Party B hereby authorizes its contact person to receive relevant letters from Party A and handle matters related to the cooperation hereunder on behalf of Party B. The contact person shall have the right to make corresponding commitments to Party A. Party B hereby acknowledges and assumes corresponding responsibilities for all actions, commitments and acknowledgement of the contact person during the term hereof. [***] If Party B intends to change the contact information of Party B or the [***] Intrasystem Accounts of Person in Charge, it shall send a written notice to Party A 15 business days in advance and both Parties shall separately sign a written supplementary Contract thereon. Otherwise, Party A shall have the right to regard the contact information and Intrasystem Accounts of Persons in Charge of Party B as agreed herein as still valid, and Party B shall be solely liable for any consequences and losses arising therefrom.

1 / 22

1.2	The invoice information of Party A is as follows:

Company Name: [***]

Taxpayer’s ID: [***]

Address: [***]

Opening Bank: [***]

Bank Account: [***]

Invoicing Items: [***]

Invoice Type: [***]

1.3    Party A/Party A’s Affiliates shall pay the settlement amount to Party B’s Qiandaibao account (account number: [***]) in accordance with the provisions of this Contract. The Qiandaibao account is a third-party payment account opened by Party B in Qiandai Information Tech., Ltd. [***]

Article 2    Term of Contract

This Contract shall be valid                     . Both Parties may negotiate the renewal separately upon the expiration hereof.

Article 3    Definitions

3.1    Meituan: the online service platforms for Merchants to display delivery products and conduct delivery business, including but not limited to [***].

3.2    [***]

3.2.1    [***]

3.2.2    [***]

2 / 22

3.2.3    [***]

3.2.4    [***]

3.3    [***]

3.4    Designated Delivery Partner: refers to Party B; the Parties acknowledge that both the “Franchisee” in the system and the “Designated Delivery Partner” herein refer to the Party B, who has agreed to undertake the delivery service hereunder.

3.5    Merchants: any natural persons, legal persons and other organizations that display delivery products or other products/services or provide Users with delivery products or other products or services through Meituan, or the products or services operated by other subjects who have cooperative and associated relationship with Meituan (the “Third Party”).

3.6    Users: the consumers who accept and agree with relevant rules, regulations and specifications etc. of Meituan and any Third Party, and reach orders with Merchants through Meituan or Third Party.

3.7    Meituan Delivery Orders: the Delivery Orders accepted by Party B which contain the information of delivery products purchased and returned by the Users, contact information, delivery address, transaction amount of the Users, etc. of Party A.

3.8    [***]

3.9    [***]

3.10    Delivery Service Fee: the service fee paid by Party A to Party B after Party B distributes delivery products, other products or goods to the place designated in the order information as required by the Users.

3.11    Deposit: the Deposit for performance guarantee paid by Party B to Party A including but not limited to ensure that Party B abides by this Contract and the subsequent agreements on outlets cooperation, and performs its obligations under this Contract, appendices, subsequent outlets contracts, and relevant rules, official letters, notices and specifications published in Party A’s system. The Deposit shall not be used as an advance payment of any other amount, but only as a guarantee for Party B’s performance of its obligations in the foregoing documents and the good cooperation between both Parties.

3 / 22

3.12    [***]

3.13    [***]

3.14    Qualification: Party B’s possession of the license, approval and other legal business qualifications to meet relevant requirements of providing the services hereunder, including but not limited to valid business license, organization code certificate, tax registration certificate, business license of logistics delivery industry and other relevant certificates and licenses stipulated by laws and regulations.

3.15    [***]

3.16    Party A’s Affiliates: all relevant subjects affiliated to Meituan Dianping, including but not limited to operation subjects of Party A and Meituan, any legal persons or other organizations they directly or indirectly control, or directly or indirectly controlled by them, or under joint control with them by any Third Party.

3.17    [***]

4 / 22

Article 4    Cooperation Scope and Delivery Areas

4.1    Party B shall establish the Outlets and provide delivery services and carry out operations in the delivery areas as agreed by both Parties, including:

4.1.1    to provide delivery service within the agreed delivery areas (subject to the delivery areas displayed in the system). The delivery service undertaken by Party B shall cover the Delivery Orders of Party A and Third Parties.

4.1.2    to form a dedicated delivery team based on the standards and auxiliary facilities promised to Party A.

4.1.3    to indemnify and hold Party A harmless against all employment risks or personal injury (death, disability and medical treatment) and property losses suffered by any third party during the delivery services.

4.14    to handle Users’ complaints caused by the delivery of Party B and bear the liability for compensation as agreed.

4.15    other matters required by Party B for the cooperation hereunder.

4.2    Delivery areas: Party B shall provide the delivery service within the delivery areas designated by Party A (subject to those displayed in system of Party A or stipulated in this Contract).

4.2.1    In case of any change in the Outlets information of Party B, Party B shall send a written notice to Party A in a timely manner. Both Parties may enter into a supplementary Contract separately in written or electronic form regarding the information of the cooperation Outlets and the Deposit.

4.2.2    [***]

4.3    Party A makes no commitment on Party B’s exclusive operation rights within the cooperation delivery areas, and it has the right to introduce other designated delivery partners in the delivery areas.

4.4    [***]

5 / 22

Article 5    Rights and Obligations of both Parties

5.1     Rights and Obligations of Party A

5.1.1     Party A shall pay the Delivery Service Fee to Party B regularly as agreed herein.

5.1.2    Party A shall ensure that the delivery products or goods entrusted to Party B are those allowed to circulate by the state.

5.1.3     Party A shall have the right to collect the Deposit from Party B and adjust the amount of Deposit based on the performance of Party B. The specific amount of Deposit shall be subject to the subsequent Outlets cooperation Contract signed by both Parties. Any change of the Deposit amount shall be subject to that announced in the system.

5.1.4     Party A shall have the right to supervise and inspect whether the delivery service provided by Party B conforms to the standards agreed herein. If Party B fails to meet relevant standards, Party A shall have the right to propose rectification opinions and give warnings require Party B to make rectification within a time limit, and impose penalties for breach of Contract.

5.1.5    Party A shall have the right to talk with Party B regarding any non-compliance or non-performance in the delivery service provided by Party B. If Party B fails to make any improvement after several talks, Party A shall send a notice to Party B 7 business days in advance [***] to change the cooperation areas and scopes between both Parties through emails or System Tools. All problems arising therefrom shall be borne and solved by Party B, and have nothing to do with Party A. [***] If Party B breaches the provisions of Article 5.2 hereof, Party A shall have the right to notify Party B to terminate this Contract at any time without any liability.

5.1.6    If Party A finds any data fraud of Party B, including but not limited to the false personnel, the false delivery, the false praise, the false good rating etc., Party A shall have the right to deduct the Delivery Service Fee and the penalty for breach related to the order based on the consequences caused by the behaviors, and reduce the star rating of the Outlet concerned in that month to one-star until the termination of cooperation.

5.1.7    [***]

6 / 22

5.1.8    All relevant rights regarding the logos of Party A and Party A’s Affiliates (including but not limited to the word mark of “美团”, “美团外卖”, logo of Meituan and all trademarks and service marks that may be involved herein) shall belong to Party A. If both Parties terminate the cooperation, Party B shall return or destroy all materials bearing the logos of Party A and Party A’s Affiliates, and provide relevant certificates and lists as required by Party A.

5.1.9     Party A shall have the right to check whether the logos printed/used by Party A and Party A’s Affiliates on the products/materials used or advertised by Party B conforms to the authorized requirements of Party A. In case of any violation of the use of the authorized content, Party B shall immediately and completely stop the use or give up the advertisement, and agree to correct such behavior in accordance with relevant provisions hereof.

5.1.10    Party A shall have the right to audit the Delivery Orders, service fee, payment of wages of delivery service personnel, delivery time limit and other services of Party B upon reasonable notice to Party B to determine whether Party B actually performs its obligations hereunder in accordance with the relevant terms and standards hereof. Party A or any Third Party designated by Party A shall have right to inspect and copy relevant accounts, account books, financial statements, records and relevant internal management system of Party B or send personnel to the Outlets of Party B for audit in normal working hours after giving a notice 2 days in advance. Party B and Party B’s personnel shall provide necessary cooperation for such inspection and auditing. Otherwise, Party A shall deduct the Deposit, the Delivery Service Fee to be paid and terminate the cooperation without assuming any responsibility. Unless otherwise agreed by both Parties, Party B shall keep all accounts, account books, financial statements, records and relevant internal management system related to the service during the term hereof and within three years after the termination hereof.

5.2    Rights and Obligations of Party B

5.2.1    Party B shall ensure that it is a legal person or a commercial entity duly incorporated and existing under the laws of China and is capable of assuming all legal responsibilities with all necessary rights and abilities to perform this Contract. Party B shall have relevant Qualifications to carry out the delivery service hereunder, including but not limited to business license for legal person, food operation permit and Qualification for ordinary VAT payer etc. Party B undertakes that the relevant Qualifications shall remain valid during the term of cooperation as agreed herein; otherwise Party A shall have the right to deduct the Delivery Service Fee of Party B to be paid and require Party B to make relevant rectifications. Party B shall immediately obtain relevant licenses as required by relevant government authorities or due to update or change of laws and regulations or relevant policies.

5.2.2    Party B shall send a written notice to Party A 15 business days in advance in case of [***], otherwise Party A shall have the right to deduct, in its own discretion, the Delivery Service Fee of Party B to be paid and require Party B to pay additional Deposit until the termination of cooperation and the deduction of all Deposit.

5.2.3    [***]

7 / 22

5.2.4    Party B shall abide by relevant service quality requirements [***].

5.2.5    Party B shall provide Party A with the delivery service in accordance with the service standards and deliver the products under the Delivery Orders to the place designated by the orders. [***]

5.2.6    The delivery service provided by Party B shall conform to the provisions of national laws, regulations and rules. Party B shall indemnify and hold Party A harmless against any complaints, claims, economic losses and other relevant consequences of Users or Third Parties due to any personal injury, property losses and safety problems of such Users or Third Parties during the delivery service of Party B. If Party A actually pays the foregoing expenses for any reason, Party B acknowledges that Party A shall have the right not only to deduct the Delivery Service Fee or the Deposit to be paid, but also terminate this Contract and all cooperation Outlets of both Parties based on the seriousness of the breach.

5.2.7    Party B shall manage the delivery service personnel involved in the performance hereof and ensure that such delivery service personnel are configured in accordance with the service quality requirements, and provide/complete the delivery service in accordance with the service standards agreed herein. There is no labor, labor service or labor dispatch relationship between the delivery service/other personnel Party B and Party A/ Party A’s Affiliates/ Party A’s cooperation partners. Any employment problems, including but not limited to industrial injury, accident, traffic accident, infringement to any Third Party, or administrative punishment by relevant administrative authority due to the violation of the rules, incurred by the delivery service personnel of Party B during the service shall be borne by Party B. Party A shall have the right to claim further compensate or terminate this cooperation in case of any losses, compensation claims or punishments of Party A caused by Party B or Party B’s delivery service personnel.

5.2.8    Party B undertakes to establish a legal and compliant employment relationship with its delivery service personnel and perform relevant obligations, including but not limited to paying reasonable wages, social insurance and other benefits required by laws and regulations to its delivery service personnel based on the corresponding labor relationship. [***] The delivery service personnel employed by Party B shall hold health certificates and ensure that the health certificates remain valid during the service period of the labor relationship established between the delivery service personnel and Party B.

5.2.9    Party B shall not entrust any Third Party/organization/unit with the delivery services agreed herein without authorization. Party B undertakes to provide good delivery services to maintain the brand reputation, reputation and good image of Party A/ Party A’s platform/ Party A’s Affiliates/platform of Party A’s Affiliates, otherwise Party A shall have the right to deduct the Delivery Service Fee of Party to be paid and required Party B to pay additional Deposit until the termination of cooperation and the deduction of all Deposit.

8 / 22

5.2.10    If Party B fails to make satisfactory rectifications within the specified rectification period after Party A propose the rectification opinions, Party A shall have the right to deduct the outstanding Delivery Service Fee of Party B and require Party B to pay additional Deposit, or suspend the operation until Party B makes sufficient rectifications within a time limit. If Party B fails to meet relevant rectification standards within a time limit, Party A shall have the right to notify Party B to terminate the cooperation or add new designated delivery partners within the delivery areas as agreed herein. If Party B fails to withdraw from the Outlets, or the service quality of the Outlets operated by Party B is worse during the period of the notice of termination to the Outlets takeover, Party A shall have the right to deduct the Delivery Service Fee of Party B to be paid and all Deposit.

5.2.11    [***]

5.2.12    Party B undertakes that the delivery service and quality shall not be affected [***]. If Party A suffers any losses or further compensation or punishments, it shall have the right to claim compensation to Party B and terminate the cooperation accordingly.

5.2.13    [***] If Party A holds that Party B does not meet the said requirements, it shall have the right to require Party B in writing or by email to make rectifications with a time limit. If Party B fails to make rectifications or the rectifications fails to meet relevant standards, Party A shall have the right to terminate the cooperation without assuming any liabilities for breach.

5.2.14    If the delivery service personnel of Party B leaves the company, Party B shall retrieve the delivery equipment and related materials held by the delivery service personnel with Meituan, Party A and its related logos (hereinafter referred to as “Related Logos of Party A”), including but not limited to the electric vehicle safety helmet, work clothes, delivery boxes, etc. Party B shall indemnify and hold Party A harmless against any liabilities and disputes if the resigned personnel of Party B continue to use materials bearing the Related Logos of Party A, or provide delivery services to any Third Party in the name of Party A or Party A’s Affiliates. Party B shall compensate Party A for all losses thus incurred thereby and Party A has the right to hold Party B liable therefor.

9 / 22

5.2.15    If Party B needs to use the marks of Party A during the performance hereof, the use scope and content shall be approved by Party A in writing. Party B shall record any non-logo use of logos at any time. Where any use of Party A’s logos, including facade design, flyer printing and other advertising activities of Party B, will be deemed to represent Party A by any Third Party, such activities shall be authorized by Party A in writing and the use of such logos shall be based on the content of authorization [***]. Meanwhile, if Party A adjusts the logos based on its own development and business needs, Party B shall purchase and replace the logos through the purchase channel provided by Party A, and the purchase expense shall be borne by Party B.

5.2.16    [***]

5.2.17    [***]

5.2.18    [***]

10 / 22

5.3    Party B confirms that, upon cooperating and signing this Contract with Party A, it is fully aware of and warrants that, the following circumstance will not occur during the term hereof, otherwise Party A has the right to deduct the outstanding Delivery Service Fee of Party B and require Party B to pay additional Deposit until the termination of cooperation and deduction of all Deposit. The foregoing circumstances shall include but not limited to:

5.3.1    The company, subsidiaries, affiliated companies of Party B and their legal representatives, spouse of such representatives and direct relatives, controlling shareholders, actual controllers, in order to increase the delivery service share, fraudulently sign the Delivery Service Contract with Party A again by establishing another company independently or by share investment or share entrustment arrangement or by establish a new company that shares the same management team and person in charge with Party B.

5.3.2    The main personnel of Party B (including but not limited to the shareholders, legal representative, directors, managers, business owners or other relevant principals), etc. and their close relatives have direct and collateral blood relationship with Party A’s employees.

5.4    Party B shall not evade the definition of Party B’s Affiliates in a disguised way and act in a manner detrimental to the interests of Party A, including but not limited to authorizing directly or indirectly Party B’s Affiliates to recruit the current and former employees of Party A and Party A’s Affiliates, [***], engaging, in the name of Party A and Party A’s Affiliates, in personnel recruitment, financial product instalment arrangement, lending, and other activities that are not allowed to occur in this Contract [***]; otherwise Party A shall have the right to not only deduct all Deposit of Party B and the outstanding Delivery Service Fee, but also terminate all cooperation with Party B without assuming any responsibility. All problems and disputes thus incurred shall be borne by Party B and Party A reserves the right to hold Party B liable.

5.5    Without written consent of Party A, Party B’ s Affiliates shall not use the corresponding logos of Party A or Party A’s Affiliates, otherwise Party A shall have the right to deduct, in its own discretion, all Deposit, the outstanding Delivery Service Fee of Party B and have the right to hold Party B and Party B’s Affiliates liable.

Article 6    Deposit

6.1    [***]

6.2    [***]

6.3    [***]

6.3.1    [***]

11 / 22

6.3.2    [***]

6.3.3    [***]

6.3.4.     [***]

6.3.5    [***]

6.3.6    [***]

6.3.7    [***]

6.3.8    [***]

6.4    [***]

6.5    [***]

6.6    [***]

6.7    [***]

Article 7    Settlement

7.1    Settlement of Delivery Service Fees and Rewards/Punishments Amount

7.1.1    Settlement: [***]

12 / 22

7.1.1.1    Change of Settlement Standard: [***]

7.1.1.2    [***]

7.1.2    Settlement Basis: [***]

7.1.3    Settlement Process: [***]

7.1.4    Settlement Period: [***]

7.1.5    Settlement Method: [***]

7.2     In case of weekends and statutory holidays, the Settlement will be postponed to the next working day.

7.3     Requirements for Invoicing Amount: [***]

7.3.1    [***]

13 / 22

7.3.2    [***]

7.3.3    [***]

Article 8    Liability for Breach

8.1    If Party B committed a breach during its performance of this Contract, including but not limited to the following acts, Party A shall have the right to not only require Party B to pay additional Deposit or immediately rescind this Contract and cancel all cooperative Outlets, but also deduct relevant amount from the outstanding Delivery Service Fee, the Deposit or investigate other liabilities of Party B in accordance with the provisions of this Contract. [***] If Party B has any objection to the deduction, it shall raise the same in writing and provide relevant evidences within 3 working days after Party A makes the deduction. Otherwise, it shall be deemed that Party B agrees with Party A’s deduction of the Delivery Service Fee or the Deposit.

8.1.1    Party B rescinds this Contract without giving Party A a written notice one month in advance.

8.1.2    The services provided by Party B infringe upon the rights and interests of Users or Third Parties, who claim compensation in connection therewith.

8.1.3    The information provided by Party B about Qualifications and certificates is not true.

8.1.4    Party B acts in violation of the laws and regulations of China.

8.1.5    Party B commits malicious acts, such as embezzlement of Others’ accounts, disclosure of Others’ personal information, malicious harassment, disclosure or publicity of Party A’s commercial information and trade secrets, etc.

8.1.6    Party B commits other actions which lead to the failure of normal performance of this Contract or the breach of any provisions of this Contract.

8.1.7    Party B enters into any Contract or engages in any activity with any Third Party, or commits any acts damaging Party A’s rights and interests, both in the name of Party A/Party A’s Affiliate /Party A’s cooperation partners without authorization

8.1.8    Party B commits other acts in breach of any undertakings and guarantees made hereunder.

Article 9    Confidentiality

9.1    During the performance of the Contract, both Parties shall keep confidential the contents of this Contract and all information about the business secrets of the other Party it obtains, including [***], and shall be liable for compensation in case of any loss caused to the other Party by any disclosure, publicity or improper use of such business secrets.

14 / 22

9.2    Party B understands and acknowledges that its account number in the [***] is the only effective way to log in the system, so it shall take good care of the account and the password. Both Parties will deem all operations through the account and password as that of Party B, or, that of a Third Party legally authorized by Party B. Party A cannot, and will not, verity the identity of the logging-in person. [***] Party B shall rectify in accordance with Party A’s requirements; if Party B fails to rectify or the situation does not improve after rectification, Party A has the right to ban the account and ask Party B to bear the liability for compensation.

9.3    After the termination or rescission of this Contract, Party B shall return all confidential documents and relevant materials of Party A, destroy any outer packing or publicity materials with Party A’s logo, and shall not use Party A’s logo or other materials or handbooks to which Party A has legitimate rights and interests.

9.4    Party B shall not crawl, intercept or download any information in the system by technical means (including but not limited to crawler software, etc.) for any purpose.

9.5    Without prior written consent of Party A, Party B shall not disclose to any Third Party, or upload to the cloud space or server, hard disk or software of any Third Party, any data, parameters and information [***] in the [***] for storage, dissemination, etc. Otherwise, Party A shall have the right to investigate the legal liability of Party B and terminate the cooperation.

9.6    Party B shall keep confidential all kinds of confidential information that in the [***] and that Party A discloses or Party B obtains during the period of cooperation, and shall take appropriate protective measures, including but not limited to the following:

9.6.1    to control the access to confidential information (at the technical and physical levels) to limit the access only to relevant authorized personnel or relevant applications.

9.6.2    to avoid public storage or processing of confidential information of the disclosing Party on the information platforms of Third Parties (such as platforms like web disks, websites and blogs for storing information).

9.7    The security of technical platforms for storing confidential information (including websites, application systems, operating systems, servers and databases, etc) should be ensured.

9.8    Encryption security measures that meet national and regulatory requirements should be taken for the transmission and storage of relevant designated confidential information (such as Users’ information and order information, etc).

9.9    If Party A finds that Party B has problems such as lack of protective measures, abuse of data and serious leakage of confidential information, etc., Party A shall have the right to investigate Party B’s corresponding liability, and claim compensation for all actual losses and adverse effects resulting therefrom.

15 / 22

9.10    Reporting and appeal

Email for Reporting:     [***]

Email for Appeal:         [***]

9.11    Party B’s breach of this confidentiality clause will constitute a fundamental breach of this Contract. In such case, Party A shall be entitled to unilaterally terminate this Contract, deduct the outstanding Delivery Service Fee of Party B, and hold the Deposit paid by Party B.

9.12    The foregoing confidentiality obligation shall survive the termination of this Contract.

Article 10    Termination of Contract

10.1    This Contract shall be terminated at the expiration of the term of this Contract, or at the occurrence of other circumstances under which this Contract shall be terminated as agreed upon herein.

10.2    This Contract will be terminated automatically if any delivery Outlet of Party B has not been operated for 30 days after the signing of this Contract.

10.3    Either Party may terminate this Contract during the term hereof for any reason by serving the other Party written notice without any liability for breach 30 days in advance. However, if the termination is proposed by Party B, it shall ensure that relevant delivery service is completed on schedule and with required quality within the foregoing 30 days; otherwise Party A shall have the right to deduct the outstanding Delivery Service Fee and the Deposit of Party B.

10.4    Where Party B commits any breach of Contract as stipulated herein, Party A shall have the right to notify Party B to terminate this Contract at any time without any liability.

10.5    [***]

10.6    Within 20 working days from the date of rescission or termination of this Contract, Party B shall unconditionally and immediately return to Party A all the items authorized by Party A to be used in the franchised delivery Outlets, including equipment and articles, relevant documents and manuals, materials and computer software, etc. that borrowed by Party A to Party B. If a return is not possible, Party B shall destroy them under the supervision of Party A, with destruction records signed and kept by both Parties respectively.

10.7    The appendixes hereto shall be terminated or rescinded accordingly after the termination or rescission of this Contract.

Article 11    Force Majeure

11.1    “Force Majeure” used herein refers to any unforeseen, unavoidable and insurmountable objective conditions, such as floods, earthquakes, wars, government injunctions, changes in laws and regulations. Force Majeure shall not include traffic conditions or traffic accidents caused by Party B’s violation of traffic regulations.

11.2    The Party claiming Force Majeure shall notify the other Party in an effective manner immediately upon the occurrence of Force Majeure, and provide the other Party with the certificate of Force Majeure issued by relevant government departments within 15 working days after the occurrence of Force Majeure.

16 / 22

11.3    Both Parties shall not be liable for breach of Contract for any non-performance or delayed performance of this Contract due to Force Majeure, and any subsequent matters shall be settled by both Parties through mutual consultation.

Article 12    Dispute Settlement

Any dispute arising during the execution and performance of this Contract between both Parties shall be settled through friendly negotiation first. If such negotiation fails, both Parties agree to submit it to the people’s court with jurisdiction in the place where Party A is located for Settlement.

Article 13    Anti-commercial Bribery

13.1    Both Party A and Party B hereby guarantee to eradicate all kinds of commercial bribery to prevent it from hindering the normal cooperation between both Parties.

13.2    Neither Party A nor Party B shall claim, accept, provide or give any benefit other than those stipulated herein, including but not limited to kickback, hidden kickback, cash, shopping cards, physical objects, negotiable securities, tourism or other intangible interests, etc. to the other Party or any of its directors, officers, employees or other related persons.

13.3    Both Parties shall strictly prohibit their respective directors, executives, employees or other related persons form committing any commercial bribery.

13.4    Party A and Party B hereby represent and warrant respectively that it (or any of its representatives) did not, or will not, give, offer or promise to give cash or any valuables to any staff member of the other Party or any intermediary (including but not limited to agents or relatives and friends of the foregoing persons) for the purpose of obtaining or retaining any business or commercial interests in connection with this Contract.

13.5    In case of any loss suffered by the other Party due to either Party (or any of its directors, officers, employees or other related persons)’s violation of Articles 13.2, 13.3 and 13.4 above, such Party shall be liable for compensate the other. The term “other related persons” as mentioned in this article refers to those who have direct or indirect interests with a Party except for the directors, officers and employees of that Party, including but not limited to relatives and friends of the said persons.

Article 14    Personal Information Protection; Non-agency Relationship

14.1    In the process of providing the service hereunder and using Party A’s [***], Party B shall take necessary measures to protect User’s personal information and consumption information. Without prior consent of Users and Party A, Party B and its staff shall not disclose them to any Third Party unless it is required by laws and regulations, nor shall Party B and its staff collect and sort out the foregoing information or conduct transactions with the foregoing information.

14.2    The purpose of this Contract is to clarify the rights and obligations of both Parties, and establish a cooperative relationship rather than an principal-agency relationship between both Parties. Party B and its staff members shall not declare itself as Party A and Party A’s personnel, and the use of the [***] and materials and uniform clothing provided by Party A to Party B’s staff members and its cooperation partners and related partners shall not form a labor, principal-agency or representative relations with Party A. Otherwise, all liabilities arising therefrom shall be borne by Party B and have nothing to do with Party A, and any losses suffered by Party A shall be compensated by Party B.

Article 15    Miscellaneous

15.1    Any unspecified matter herein shall be agreed upon by both Parties through friendly negotiation with a supplementary Contract signed, which shall have the same legal effect as this Contract.

17 / 22

15.2    This Contract shall come into force upon being signed and sealed by both Parties.

15.3    If Party A and Party B have signed other Contracts regarding the delivery service, such as service Contract (delivery) and supplementary Contract, both Parties agree that after this Contract comes into force, all previously signed Contracts shall be automatically invalid. If the Contract is not renewed in a timely manner, but both Parties continue to perform the contents hereof, it shall be deemed that the Contract is automatically renewed until a new Contract is signed or both Parties terminate the cooperation.

15.4    This Contract is severable, and if any provision hereof is held invalid, illegal or unenforceable by a court with competent jurisdiction, such judgment shall not affect the validity, legality or enforceability of the other provisions hereof.

15.5    Nothing herein shall be construed to constitute or imply a partnership, joint venture, agency, trust or other relationship between the Parties hereto. Neither Party shall have or claim to have the right to enter into any commitments on behalf of the other Party.

15.6    [***]

15.7    Any employee of Party A shall not make any commitment to Party B. If there is any commitment, it shall be subject to the written confirmation affixed with the official seal of Party A. Otherwise, any written commitment without Party A’s seal shall have no legal binding effect on Party A.

15.8    If Party B fails to deliver the order normally or the order delivery process is interrupted due to the system, website and application maintenance of Party A, Party A shall not be deemed to have breached the Contract, nor shall it assume any responsibility.

15.9    [***]

18 / 22

15.10    Date of delivery and date of service for various ways of notification:

15.10.1    Any notice sent by registered mail or express/commercial courier shall be deemed to be delivered on the date of mailing specified in the postmark/express receipt. Any notice send by e-mail shall be deemed to be delivered at the time of sending as recorded in the sender’s e-mail system.

15.10.2    Any notice sent by mail shall be deemed to be successfully served on the 4th day after mailing. Any notice sent by designated person, express/commercial courier shall be deemed to be successfully served on the next day of sending. Any notice sent by e-mail shall be deemed to successfully served at the time of sending unless there is evidence to the contrary that the e-mail has been returned.

(No body text below)

Party A: Shanghai Sankuaizhisong Technology Co., Ltd. (Seal)

Date of Signature:

Party B:

Date of Signature:

19 / 22

Schedule I

Service Specification for Designated Delivery Partners

Schedule II

Cooperation for Intensive Delivery Business

Schedule III

Entrusted Materials Purchasing